                                                Exhibit 99.1
First Financial Bancorp Announces Fourth Quarter and Full Year 2022 Financial Results and Quarterly Dividend

•Earnings per diluted share of $0.73
•Return on average assets of 1.63%
•Net interest margin on FTE basis(1) of 4.47%; 49 bp increase from linked quarter
•Loan growth of $501.5 million; 20.3% on an annualized basis
•Record quarterly revenue driven by increase in net interest income and record fee income
•Strong credit quality with net recoveries and declining nonperforming assets

Cincinnati, Ohio - January 26, 2023. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and twelve months ended December 31, 2022.

For the three months ended December 31, 2022, the Company reported net income of $69.1 million, or $0.73 per diluted common share. These results compare to net income of $55.7 million, or $0.59 per diluted common share, for the third quarter of 2022. For the twelve months ended December 31, 2022, First Financial had earnings per diluted share of $2.30 compared to $2.14 for the same period in 2021.

Return on average assets for the fourth quarter of 2022 was 1.63% while return on average tangible common equity was 29.93%(1). These compare to return on average assets of 1.35% and return on average tangible common equity of 22.29%(1) in the third quarter of 2022.

Fourth quarter 2022 highlights include:

•Strong loan growth when compared to linked quarter(2)
◦Loan balances increased $501.5 million compared to the third quarter
◦Growth of 20.3% on an annualized basis
◦Broad based portfolio growth; Summit contributed $129.7 million of the quarterly growth

•Net interest margin of 4.43%, or 4.47% on a fully tax-equivalent basis(1), exceeded expectations
◦49 bp increase to 4.47% from 3.98% in the third quarter due to higher asset yields resulting from higher interest rates
◦96 bp increase in loan yields offset 31 bp increase in cost of deposits
◦Stable core deposit balances; $58.0 million decline in total deposit balances, excluding $319.3 million increase in brokered CD's

•Record noninterest income of $56.0 million, or $55.1 million as adjusted(1)
◦Record foreign exchange income of $19.6 million; 66.7% increase from third quarter
◦Record leasing business income of $11.1 million; 56.1% increase from third quarter
◦Adjusted(1) for $0.9 million gain on investment securities

________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) The consolidated balance sheets at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021 include assets acquired and liabilities assumed in the Summit Financial transaction. The fair value measurements of assets acquired and liabilities assumed are subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values becomes available. These fair value measurements are considered final as of December 31, 2022.

•Noninterest expenses of $124.4 million, or $117.3 million as adjusted(1)
◦Adjustments(1) include $6.4 million tax credit investment writedown and $0.7 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs
◦Increase driven by elevated incentive costs tied to record foreign exchange income during the period
◦$2.5 million contribution to First Financial Foundation
◦Efficiency ratio of 58.2%; 55.1% as adjusted(1)

•Total Allowance for Credit Losses of $151.4 million; Total quarterly provision expense of $10.0 million
◦Loans and leases - ACL of $133.0 million; increased 2 bps to 1.29% of total loans
◦Unfunded Commitments - ACL of $18.4 million
◦Provision expense driven by loan growth and slower prepayment speeds
◦Net recoveries of 1 bp of average loans and leases
◦Nonperforming assets declined 16% compared to the linked quarter to 23 bps of total assets

•Regulatory capital ratios remain in excess of internal targets
◦Total capital ratio of 13.64%
◦Tier 1 common equity increased 1 bps to 10.83%
◦Tangible common equity increased 16 bps to 5.95%(1); 8.20%(1) excluding impact from AOCI
◦Tangible book value per share of $9.97(1)

Additionally, the board of directors approved a quarterly dividend of $0.23 per common share for the next regularly scheduled dividend, payable on March 15, 2023 to shareholders of record as of March 1, 2023.

Archie Brown, President and CEO, commented on the quarter, “I am extremely pleased with our fourth quarter performance, which was exceptional on many levels. Earnings per diluted share were $0.73, return on assets was 1.63% and our adjusted(1) efficiency ratio improved to 55%. Diluted earnings per common share increased 24% from the third quarter, and we achieved record operating revenue of $214 million driven by a 15% increase in net interest income and a 32% increase in fee income. Rate increases continued to positively impact our asset sensitive balance sheet, with our net interest margin expanding by 49 basis points to 4.47% as increasing asset yields outpaced deposit costs. The growth in noninterest income was due to record quarters from Bannockburn and Summit, which more than offset softness in mortgage, client derivative fees and service charge income."

Mr. Brown continued, “We were also very pleased with $502 million of broad-based loan growth in the quarter, which is 20.3% on an annualized basis and included a $130 million increase in finance leases at Summit. We expect loan growth to moderate in the first quarter of 2023 due to seasonal and economic uncertainty. We experienced modest outflows in personal interest-bearing transaction accounts, however this was offset by seasonal inflows in our public fund and business deposits. The result was a stable core deposit base and a loan to deposit ratio of 81%."

Mr. Brown continued, “Loan quality remained strong across our portfolio, with nonperforming assets declining by 16% to 23 basis points of total assets and 1 basis point of net recoveries for the period. Our ACL to total loan coverage increased slightly during the fourth quarter due to slowing prepayments and the general outlook for the U.S. economy.”

Mr. Brown discussed full year results, “2022 was a great year for First Financial. Adjusted(1) earnings per share of $2.36 was a record, and increased 3% compared to 2021, resulting in a 1.36% adjusted(1) return on assets and an adjusted(1) efficiency ratio of 60%. Revenue increased 14% compared to the prior year to $709 million, which was a record for our Company. Net interest income grew by 15% with short-term rate increases providing a catalyst, while record fee income increased by 11% for the year as our acquisition of Summit Funding drove new fees and Bannockburn revenue grew by 23% to a record $55 million. Our recent acquisitions have diversified our income sources as we intended, and we are very pleased that they effectively insulated the Company from much of the fee pressure that impacted the broader industry in 2022.”

Mr. Brown continued, “Loan growth exceeded $1 billion for the year, representing an 11% increase from 2021. We were pleased that the growth was broad-based, and included strong contributions from Summit Funding, which we acquired at the end of 2021. Summit's originations exceeded $400 million for the year, which was an all time high for them and surpassed our expectations, contributing over 20% of the Company's overall loan growth.”

Mr. Brown commented on asset quality, “Asset Quality was very strong for the year. Net Charge-offs were 6 basis points of total loans, which was a 20 basis point decline compared to 26 basis points in 2021. In addition, nonperforming assets declined $20 million, or 34%, to 23 basis points of total assets.”

Mr. Brown concluded, “The outstanding performance we achieved this year is the direct result of our associates executing at a very high level. I want to thank them for their commitment to our clients, our communities and each other. While we are proud of our 2022 financial results, we believe we have further opportunity to improve our execution and are committed to doing so. As we look forward to 2023, we remain focused on delivering consistent, sustained, industry leading results.”

Full detail of the Company’s fourth quarter and full year 2022 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 27, 2023 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (844) 200-6205 (U.S. toll free), (646) 904-5544 (U.S. local) or +1 (929) 526-1599 (International), access code 329103. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (866) 813-9403 (U.S. toll free), (929) 458-6194 (U.S. local) and +44 204 525-0658 (all other locations), access code 347122. The recording will be available until February 10, 2023. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth;
•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2021, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2022, the Company had $17.0 billion in assets, $10.3 billion in loans, $12.7 billion in deposits and $2.0 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.2 billion in assets under management as of December 31, 2022. The Company operated 132 full service banking centers as of December 31, 2022, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Marketing Communications Manager
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
December 31, 2022
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
RESULTS OF OPERATIONS
Net income	$69,086	$55,705	$51,520	$41,301	$46,945	$217,612	$205,160
Net earnings per share - basic	$0.74	$0.60	$0.55	$0.44	$0.51	$2.33	$2.16
Net earnings per share - diluted	$0.73	$0.59	$0.55	$0.44	$0.50	$2.30	$2.14
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.92	$0.92

KEY FINANCIAL RATIOS
Return on average assets	1.63%	1.35%	1.28%	1.03%	1.16%	1.33%	1.28%
Return on average shareholders' equity	13.64%	10.58%	9.84%	7.53%	8.31%	10.34%	9.08%
Return on average tangible shareholders' equity (1)	29.93%	22.29%	20.68%	14.93%	15.11%	21.62%	16.43%

Net interest margin	4.43%	3.93%	3.41%	3.11%	3.19%	3.73%	3.27%
Net interest margin (fully tax equivalent) (1)(2)	4.47%	3.98%	3.45%	3.16%	3.23%	3.77%	3.31%

Ending shareholders' equity as a percent of ending assets	12.01%	12.00%	12.74%	13.35%	13.83%	12.01%	13.83%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	5.95%	5.79%	6.40%	6.95%	7.58%	5.95%	7.58%
Risk-weighted assets (1)	7.32%	7.21%	8.09%	8.85%	9.91%	7.32%	9.91%

Average shareholders' equity as a percent of average assets	11.98%	12.75%	12.97%	13.75%	13.98%	12.85%	14.06%
Average tangible shareholders' equity as a percent of
average tangible assets (1)	5.84%	6.49%	6.62%	7.44%	8.20%	6.59%	8.29%

Book value per share	$21.51	$21.03	$21.90	$22.63	$23.99	$21.51	$23.99
Tangible book value per share (1)	$9.97	$9.48	$10.27	$10.97	$12.26	$9.97	$12.26

Common equity tier 1 ratio (3)	10.83%	10.82%	10.91%	10.87%	10.85%	10.83%	10.85%
Tier 1 ratio (3)	11.17%	11.17%	11.28%	11.24%	11.22%	11.17%	11.22%
Total capital ratio (3)	13.64%	13.73%	13.94%	13.97%	14.11%	13.64%	14.11%
Leverage ratio (3)	8.89%	8.88%	8.76%	8.64%	8.70%	8.89%	8.70%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$10,059,119	$9,597,197	$9,367,820	$9,266,774	$9,283,227	$9,574,965	$9,640,235
Investment securities	3,705,304	4,003,472	4,118,287	4,308,059	4,343,513	4,032,046	4,113,240
Interest-bearing deposits with other banks	372,054	317,146	294,136	273,763	166,904	314,552	73,170
Total earning assets	$14,136,477	$13,917,815	$13,780,243	$13,848,596	$13,793,644	$13,921,563	$13,826,645
Total assets	$16,767,598	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$16,382,730	$16,072,360
Noninterest-bearing deposits	$4,225,192	$4,176,242	$4,224,842	$4,160,175	$4,191,457	$4,196,735	$4,005,034
Interest-bearing deposits	8,407,114	8,194,781	8,312,876	8,623,800	8,693,792	8,383,529	8,655,308
Total deposits	$12,632,306	$12,371,023	$12,537,718	$12,783,975	$12,885,249	$12,580,264	$12,660,342
Borrowings	$1,489,088	$1,406,718	$1,079,596	$721,695	$396,743	$1,177,013	$647,223
Shareholders' equity	$2,009,564	$2,089,179	$2,099,670	$2,225,495	$2,241,820	$2,105,339	$2,259,807

CREDIT QUALITY RATIOS
Allowance to ending loans	1.29%	1.27%	1.25%	1.34%	1.42%	1.29%	1.42%
Allowance to nonaccrual loans	464.58%	341.61%	302.87%	273.09%	272.76%	464.58%	272.76%
Allowance to nonperforming loans	335.94%	262.09%	235.08%	231.98%	219.96%	335.94%	219.96%
Nonperforming loans to total loans	0.38%	0.48%	0.53%	0.58%	0.65%	0.38%	0.65%
Nonaccrual loans to total loans	0.28%	0.37%	0.41%	0.49%	0.52%	0.28%	0.52%
Nonperforming assets to ending loans, plus OREO	0.39%	0.48%	0.53%	0.58%	0.65%	0.39%	0.65%
Nonperforming assets to total assets	0.23%	0.28%	0.31%	0.33%	0.37%	0.23%	0.37%
Classified assets to total assets	0.75%	0.69%	0.74%	0.67%	0.64%	0.75%	0.64%
Net charge-offs to average loans (annualized)	(0.01)%	0.07%	0.08%	0.10%	0.32%	0.06%	0.26%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) December 31, 2022 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2022	2021	% Change	2022	2021	% Change
Interest income
Loans and leases, including fees	$152,299	$92,682	64.3%	$458,742	$385,535	19.0%
Investment securities
Taxable	30,248	20,993	44.1%	102,314	79,212	29.2%
Tax-exempt	4,105	4,127	(0.5)%	18,466	18,323	0.8%
Total investment securities interest	34,353	25,120	36.8%	120,780	97,535	23.8%
Other earning assets	3,262	71	N/M	5,484	147	N/M
Total interest income	189,914	117,873	61.1%	585,006	483,217	21.1%

Interest expense
Deposits	16,168	3,089	423.4%	28,140	14,435	94.9%
Short-term borrowings	11,091	10	N/M	19,132	198	N/M
Long-term borrowings	4,759	3,968	19.9%	18,591	16,466	12.9%
Total interest expense	32,018	7,067	353.1%	65,863	31,099	111.8%
Net interest income	157,896	110,806	42.5%	519,143	452,118	14.8%
Provision for credit losses-loans and leases	8,689	(9,525)	(191.2)%	6,731	(19,024)	(135.4)%
Provision for credit losses-unfunded commitments	1,341	1,799	(25.5)%	4,982	903	451.7%
Net interest income after provision for credit losses	147,866	118,532	24.7%	507,430	470,239	7.9%

Noninterest income
Service charges on deposit accounts	6,406	8,645	(25.9)%	28,062	31,876	(12.0)%
Trust and wealth management fees	5,648	6,038	(6.5)%	23,506	23,780	(1.2)%
Bankcard income	3,736	3,602	3.7%	14,380	14,300	0.6%
Client derivative fees	1,822	2,303	(20.9)%	5,441	7,927	(31.4)%
Foreign exchange income	19,592	12,808	53.0%	54,965	44,793	22.7%
Leasing business income	11,124	0	100.0%	31,574	0	100.0%
Net gains from sales of loans	2,206	6,492	(66.0)%	15,048	33,021	(54.4)%
Net gain (loss) on sale of investment securities	(393)	(14)	N/M	(569)	(759)	(25.0)%
Net gain (loss) on equity securities	1,315	321	309.7%	(639)	702	(191.0)%
Other	4,579	5,465	(16.2)%	17,873	15,866	12.6%
Total noninterest income	56,035	45,660	22.7%	189,641	171,506	10.6%

Noninterest expenses
Salaries and employee benefits	73,621	62,170	18.4%	269,368	245,924	9.5%
Net occupancy	5,434	5,332	1.9%	22,208	22,142	0.3%
Furniture and equipment	3,234	3,161	2.3%	13,224	13,819	(4.3)%
Data processing	8,567	8,261	3.7%	33,662	31,363	7.3%
Marketing	2,198	2,152	2.1%	8,744	7,983	9.5%
Communication	690	677	1.9%	2,683	2,930	(8.4)%
Professional services	3,015	5,998	(49.7)%	9,734	11,676	(16.6)%
State intangible tax	974	651	49.6%	4,285	4,256	0.7%
FDIC assessments	2,173	1,453	49.6%	7,194	5,630	27.8%
Intangible amortization	2,573	2,401	7.2%	11,185	9,839	13.7%
Leasing business expense	6,061	0	100.0%	20,363	0	100.0%
Other	15,902	17,349	(8.3)%	52,699	45,250	16.5%
Total noninterest expenses	124,442	109,605	13.5%	455,349	400,812	13.6%
Income before income taxes	79,459	54,587	45.6%	241,722	240,933	0.3%
Income tax expense (benefit)	10,373	7,642	35.7%	24,110	35,773	(32.6)%
Net income	$69,086	$46,945	47.2%	$217,612	$205,160	6.1%

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.51		$2.33	$2.16
Net earnings per share - diluted	$0.73	$0.50		$2.30	$2.14
Dividends declared per share	$0.23	$0.23		$0.92	$0.92

Return on average assets	1.63%	1.16%		1.33%	1.28%
Return on average shareholders' equity	13.64%	8.31%		10.34%	9.08%

Interest income	$189,914	$117,873	61.1%	$585,006	$483,217	21.1%
Tax equivalent adjustment	1,553	1,386	12.0%	6,357	6,091	4.4%
Interest income - tax equivalent	191,467	119,259	60.5%	591,363	489,308	20.9%
Interest expense	32,018	7,067	353.1%	65,863	31,099	111.8%
Net interest income - tax equivalent	$159,449	$112,192	42.1%	$525,500	$458,209	14.7%

Net interest margin	4.43%	3.19%		3.73%	3.27%
Net interest margin (fully tax equivalent) (1)	4.47%	3.23%		3.77%	3.31%

Full-time equivalent employees	2,070	1,994

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2022
	Fourth	Third	Second	First	Year to	% Change
	Quarter	Quarter	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$152,299	$122,170	$97,091	$87,182	$458,742	24.7%
Investment securities
Taxable	30,248	26,331	23,639	22,096	102,314	14.9%
Tax-exempt	4,105	5,014	4,916	4,431	18,466	(18.1)%
Total investment securities interest	34,353	31,345	28,555	26,527	120,780	9.6%
Other earning assets	3,262	1,597	505	120	5,484	104.3%
Total interest income	189,914	155,112	126,151	113,829	585,006	22.4%

Interest expense
Deposits	16,168	6,386	2,963	2,623	28,140	153.2%
Short-term borrowings	11,091	6,158	1,566	317	19,132	80.1%
Long-term borrowings	4,759	4,676	4,612	4,544	18,591	1.8%
Total interest expense	32,018	17,220	9,141	7,484	65,863	85.9%
Net interest income	157,896	137,892	117,010	106,345	519,143	14.5%
Provision for credit losses-loans and leases	8,689	7,898	(4,267)	(5,589)	6,731	10.0%
Provision for credit losses-unfunded commitments	1,341	386	3,481	(226)	4,982	247.4%
Net interest income after provision for credit losses	147,866	129,608	117,796	112,160	507,430	14.1%

Noninterest income
Service charges on deposit accounts	6,406	6,279	7,648	7,729	28,062	2.0%
Trust and wealth management fees	5,648	5,487	6,311	6,060	23,506	2.9%
Bankcard income	3,736	3,484	3,823	3,337	14,380	7.2%
Client derivative fees	1,822	1,447	1,369	803	5,441	25.9%
Foreign exchange income	19,592	11,752	13,470	10,151	54,965	66.7%
Leasing business income	11,124	7,127	7,247	6,076	31,574	56.1%
Net gains from sales of loans	2,206	3,729	5,241	3,872	15,048	(40.8)%
Net gain (loss) on sale of investment securities	(393)	(179)	0	3	(569)	119.6%
Net gain (loss) on equity securities	1,315	(701)	(1,054)	(199)	(639)	287.6%
Other	4,579	4,109	5,723	3,462	17,873	11.4%
Total noninterest income	56,035	42,534	49,778	41,294	189,641	31.7%

Noninterest expenses
Salaries and employee benefits	73,621	66,808	64,992	63,947	269,368	10.2%
Net occupancy	5,434	5,669	5,359	5,746	22,208	(4.1)%
Furniture and equipment	3,234	3,222	3,201	3,567	13,224	0.4%
Data processing	8,567	8,497	8,334	8,264	33,662	0.8%
Marketing	2,198	2,523	2,323	1,700	8,744	(12.9)%
Communication	690	657	670	666	2,683	5.0%
Professional services	3,015	2,346	2,214	2,159	9,734	28.5%
State intangible tax	974	1,090	1,090	1,131	4,285	(10.6)%
FDIC assessments	2,173	1,885	1,677	1,459	7,194	15.3%
Intangible amortization	2,573	2,783	2,915	2,914	11,185	(7.5)%
Leasing business expense	6,061	5,746	4,687	3,869	20,363	5.5%
Other	15,902	23,842	5,572	7,383	52,699	(33.3)%
Total noninterest expenses	124,442	125,068	103,034	102,805	455,349	(0.5)%
Income before income taxes	79,459	47,074	64,540	50,649	241,722	68.8%
Income tax expense (benefit)	10,373	(8,631)	13,020	9,348	24,110	(220.2)%
Net income	$69,086	$55,705	$51,520	$41,301	$217,612	24.0%

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.60	$0.55	$0.44	$2.33
Net earnings per share - diluted	$0.73	$0.59	$0.55	$0.44	$2.30
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.63%	1.35%	1.28%	1.03%	1.33%
Return on average shareholders' equity	13.64%	10.58%	9.84%	7.53%	10.34%

Interest income	$189,914	$155,112	$126,151	$113,829	$585,006	22.4%
Tax equivalent adjustment	1,553	1,712	1,625	1,467	6,357	(9.3)%
Interest income - tax equivalent	191,467	156,824	127,776	115,296	591,363	22.1%
Interest expense	32,018	17,220	9,141	7,484	65,863	85.9%
Net interest income - tax equivalent	$159,449	$139,604	$118,635	$107,812	$525,500	14.2%

Net interest margin	4.43%	3.93%	3.41%	3.11%	3.73%
Net interest margin (fully tax equivalent) (1)	4.47%	3.98%	3.45%	3.16%	3.77%

Full-time equivalent employees	2,070	2,072	2,096	2,050 (2)

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) Includes 65 FTE from Summit acquisition.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2021
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$92,682	$96,428	$97,494	$98,931	$385,535
Investment securities
Taxable	20,993	20,088	19,524	18,607	79,212
Tax-exempt	4,127	4,282	4,871	5,043	18,323
Total investment securities interest	25,120	24,370	24,395	23,650	97,535
Other earning assets	71	23	25	28	147
Total interest income	117,873	120,821	121,914	122,609	483,217

Interest expense
Deposits	3,089	3,320	3,693	4,333	14,435
Short-term borrowings	10	68	53	67	198
Long-term borrowings	3,968	4,023	4,142	4,333	16,466
Total interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income	110,806	113,410	114,026	113,876	452,118
Provision for credit losses-loans and leases	(9,525)	(8,193)	(4,756)	3,450	(19,024)
Provision for credit losses-unfunded commitments	1,799	(1,951)	517	538	903
Net interest income after provision for credit losses	118,532	123,554	118,265	109,888	470,239

Noninterest income
Service charges on deposit accounts	8,645	8,548	7,537	7,146	31,876
Trust and wealth management fees	6,038	5,896	6,216	5,630	23,780
Bankcard income	3,602	3,838	3,732	3,128	14,300
Client derivative fees	2,303	2,273	1,795	1,556	7,927
Foreign exchange income	12,808	9,191	12,037	10,757	44,793
Leasing business income	0	0	0	0	0
Net gains from sales of loans	6,492	8,586	8,489	9,454	33,021
Net gain (loss) on sale of investment securities	(14)	(314)	(265)	(166)	(759)
Net gain (loss) on equity securities	321	108	161	112	702
Other	5,465	4,411	3,285	2,705	15,866
Total noninterest income	45,660	42,537	42,987	40,322	171,506

Noninterest expenses
Salaries and employee benefits	62,170	61,717	60,784	61,253	245,924
Net occupancy	5,332	5,571	5,535	5,704	22,142
Furniture and equipment	3,161	3,318	3,371	3,969	13,819
Data processing	8,261	7,951	7,864	7,287	31,363
Marketing	2,152	2,435	2,035	1,361	7,983
Communication	677	669	746	838	2,930
Professional services	5,998	2,199	2,029	1,450	11,676
State intangible tax	651	1,202	1,201	1,202	4,256
FDIC assessments	1,453	1,466	1,362	1,349	5,630
Intangible amortization	2,401	2,479	2,480	2,479	9,839
Leasing business expense	0	0	0	0	0
Other	17,349	10,051	12,236	5,614	45,250
Total noninterest expenses	109,605	99,058	99,643	92,506	400,812
Income before income taxes	54,587	67,033	61,609	57,704	240,933
Income tax expense (benefit)	7,642	7,021	10,721	10,389	35,773
Net income	$46,945	$60,012	$50,888	$47,315	$205,160

ADDITIONAL DATA
Net earnings per share - basic	$0.51	$0.64	$0.53	$0.49	$2.16
Net earnings per share - diluted	$0.50	$0.63	$0.52	$0.48	$2.14
Dividends declared per share	$0.23	$0.23	$0.23	$0.23	$0.92

Return on average assets	1.16%	1.49%	1.26%	1.20%	1.28%
Return on average shareholders' equity	8.31%	10.53%	9.02%	8.44%	9.08%

Interest income	$117,873	$120,821	$121,914	$122,609	$483,217
Tax equivalent adjustment	1,386	1,434	1,619	1,652	6,091
Interest income - tax equivalent	119,259	122,255	123,533	124,261	489,308
Interest expense	7,067	7,411	7,888	8,733	31,099
Net interest income - tax equivalent	$112,192	$114,844	$115,645	$115,528	$458,209

Net interest margin	3.19%	3.28%	3.27%	3.35%	3.27%
Net interest margin (fully tax equivalent) (1)	3.23%	3.32%	3.31%	3.40%	3.31%

Full-time equivalent employees	1,994	2,026	2,053	2,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2022	2022	2022	2022	2021	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$207,501	$195,553	$217,481	$214,571	$220,031	6.1%	(5.7)%
Interest-bearing deposits with other banks	388,182	338,978	270,042	243,004	214,811	14.5%	80.7%
Investment securities available-for-sale	3,409,648	3,531,353	3,843,580	3,957,882	4,207,846	(3.4)%	(19.0)%
Investment securities held-to-maturity	84,021	85,823	88,057	92,597	98,420	(2.1)%	(14.6)%
Other investments	143,160	138,767	132,151	114,563	102,971	3.2%	39.0%
Loans held for sale	7,918	10,684	22,044	12,670	29,482	(25.9)%	(73.1)%
Loans and leases
Commercial and industrial	3,410,272	3,139,219	2,927,175	2,800,209	2,720,028	8.6%	25.4%
Lease financing	236,124	176,072	146,639	125,867	109,624	34.1%	115.4%
Construction real estate	512,050	489,446	449,734	479,744	455,894	4.6%	12.3%
Commercial real estate	4,052,759	3,976,345	4,007,037	4,031,484	4,226,614	1.9%	(4.1)%
Residential real estate	1,092,265	1,024,596	965,387	913,838	896,069	6.6%	21.9%
Home equity	733,791	737,318	725,700	707,973	708,399	(0.5)%	3.6%
Installment	209,895	202,267	146,680	132,197	119,454	3.8%	75.7%
Credit card	51,815	52,173	52,065	50,305	52,217	(0.7)%	(0.8)%
Total loans	10,298,971	9,797,436	9,420,417	9,241,617	9,288,299	5.1%	10.9%
Less:
Allowance for credit losses	(132,977)	(124,096)	(117,885)	(124,130)	(131,992)	7.2%	0.7%
Net loans	10,165,994	9,673,340	9,302,532	9,117,487	9,156,307	5.1%	11.0%
Premises and equipment	189,080	189,067	191,099	190,975	193,040	0.0%	(2.1)%
Operating leases	91,738	84,851	82,659	61,927	60,811	8.1%	50.9%
Goodwill	1,001,507	998,422	999,959	999,959	1,000,749	0.3%	0.1%
Other intangibles	93,919	96,528	99,019	101,673	104,367	(2.7)%	(10.0)%
Accrued interest and other assets	1,220,648	1,280,427	995,091	901,842	940,306	(4.7)%	29.8%
Total Assets	$17,003,316	$16,623,793	$16,243,714	$16,009,150	$16,329,141	2.3%	4.1%

LIABILITIES
Deposits
Interest-bearing demand	$3,037,153	$2,980,465	$3,096,365	$3,246,646	$3,198,745	1.9%	(5.1)%
Savings	3,828,139	3,980,020	4,029,717	4,188,867	4,157,374	(3.8)%	(7.9)%
Time	1,700,705	1,242,412	1,026,918	1,121,966	1,330,263	36.9%	27.8%
Total interest-bearing deposits	8,565,997	8,202,897	8,153,000	8,557,479	8,686,382	4.4%	(1.4)%
Noninterest-bearing	4,135,180	4,137,038	4,124,111	4,261,429	4,185,572	0.0%	(1.2)%
Total deposits	12,701,177	12,339,935	12,277,111	12,818,908	12,871,954	2.9%	(1.3)%
Federal funds purchased and securities sold
under agreements to repurchase	0	3,535	0	0	51,203	100.0%	(100.0)%
FHLB short-term borrowings	1,130,000	972,600	896,000	185,000	225,000	16.2%	402.2%
Other	157,156	184,912	152,226	57,247	20,000	(15.0)%	685.8%
Total short-term borrowings	1,287,156	1,161,047	1,048,226	242,247	296,203	10.9%	334.6%
Long-term debt	346,672	355,116	358,578	379,840	409,832	(2.4)%	(15.4)%
Total borrowed funds	1,633,828	1,516,163	1,406,804	622,087	706,035	7.8%	131.4%
Accrued interest and other liabilities	626,938	773,563	491,129	430,710	492,210	(19.0)%	27.4%
Total Liabilities	14,961,943	14,629,661	14,175,044	13,871,705	14,070,199	2.3%	6.3%

SHAREHOLDERS' EQUITY
Common stock	1,634,605	1,631,696	1,637,237	1,634,903	1,640,358	0.2%	(0.4)%
Retained earnings	968,237	920,943	887,006	857,178	837,473	5.1%	15.6%
Accumulated other comprehensive income (loss)	(358,663)	(354,570)	(243,328)	(142,477)	(433)	1.2%	N/M
Treasury stock, at cost	(202,806)	(203,937)	(212,245)	(212,159)	(218,456)	(0.6)%	(7.2)%
Total Shareholders' Equity	2,041,373	1,994,132	2,068,670	2,137,445	2,258,942	2.4%	(9.6)%
Total Liabilities and Shareholders' Equity	$17,003,316	$16,623,793	$16,243,714	$16,009,150	$16,329,141	2.3%	4.1%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
ASSETS
Cash and due from banks	$218,216	$228,068	$248,463	$241,271	$253,091	$233,925	$242,201
Interest-bearing deposits with other banks	372,054	317,146	294,136	273,763	166,904	314,552	73,170
Investment securities	3,705,304	4,003,472	4,118,287	4,308,059	4,343,513	4,032,046	4,113,240
Loans held for sale	8,639	12,283	15,446	15,589	24,491	12,968	27,711
Loans and leases
Commercial and industrial	3,249,252	3,040,547	2,884,373	2,736,613	2,552,686	2,979,273	2,790,733
Lease financing	203,790	158,667	134,334	115,703	67,537	153,380	67,822
Construction real estate	501,787	469,489	460,609	474,278	460,588	476,597	575,883
Commercial real estate	4,028,944	3,969,935	4,025,493	4,139,072	4,391,328	4,040,365	4,379,325
Residential real estate	1,066,859	998,476	936,165	903,567	917,399	976,775	943,981
Home equity	735,039	728,791	716,219	703,714	709,954	721,048	713,521
Installment	208,484	164,063	140,145	125,579	106,188	159,807	91,642
Credit card	56,325	54,946	55,036	52,659	53,056	54,752	49,617
Total loans	10,050,480	9,584,914	9,352,374	9,251,185	9,258,736	9,561,997	9,612,524
Less:
Allowance for credit losses	(127,541)	(119,000)	(123,950)	(129,601)	(144,756)	(125,001)	(162,477)
Net loans	9,922,939	9,465,914	9,228,424	9,121,584	9,113,980	9,436,996	9,450,047
Premises and equipment	189,342	190,738	191,895	192,832	192,941	191,191	198,425
Operating leases	88,365	83,970	73,862	61,297	659	76,967	166
Goodwill	998,575	999,690	999,958	1,000,238	938,453	999,611	937,943
Other intangibles	95,256	97,781	100,354	103,033	71,006	99,081	73,496
Accrued interest and other assets	1,168,908	986,927	915,153	867,253	931,379	985,393	955,961
Total Assets	$16,767,598	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$16,382,730	$16,072,360

LIABILITIES
Deposits
Interest-bearing demand	$3,103,091	$3,105,547	$3,180,846	$3,246,919	$3,069,416	$3,158,560	$2,988,359
Savings	3,943,342	4,036,565	4,076,380	4,145,615	4,195,504	4,049,883	4,065,654
Time	1,360,681	1,052,669	1,055,650	1,231,266	1,428,872	1,175,086	1,601,295
Total interest-bearing deposits	8,407,114	8,194,781	8,312,876	8,623,800	8,693,792	8,383,529	8,655,308
Noninterest-bearing	4,225,192	4,176,242	4,224,842	4,160,175	4,191,457	4,196,735	4,005,034
Total deposits	12,632,306	12,371,023	12,537,718	12,783,975	12,885,249	12,580,264	12,660,342
Federal funds purchased and securities sold
under agreements to repurchase	16,167	32,637	24,229	45,358	79,382	29,526	160,967
FHLB short-term borrowings	944,320	892,786	586,846	257,800	2,445	672,928	43,371
Other	184,439	131,237	109,353	33,297	654	115,041	165
Total short-term borrowings	1,144,926	1,056,660	720,428	336,455	82,481	817,495	204,503
Long-term debt	344,162	350,058	359,168	385,240	314,262	359,518	442,720
Total borrowed funds	1,489,088	1,406,718	1,079,596	721,695	396,743	1,177,013	647,223
Accrued interest and other liabilities	636,640	519,069	468,994	453,754	512,605	520,114	504,988
Total Liabilities	14,758,034	14,296,810	14,086,308	13,959,424	13,794,597	14,277,391	13,812,553

SHAREHOLDERS' EQUITY
Common stock	1,632,941	1,631,078	1,635,990	1,638,321	1,637,828	1,634,558	1,636,126
Retained earnings	941,987	899,524	866,910	841,652	822,500	887,826	772,063
Accumulated other comprehensive loss	(361,284)	(236,566)	(190,949)	(38,448)	8,542	(207,778)	28,317
Treasury stock, at cost	(204,080)	(204,857)	(212,281)	(216,030)	(227,050)	(209,267)	(176,699)
Total Shareholders' Equity	2,009,564	2,089,179	2,099,670	2,225,495	2,241,820	2,105,339	2,259,807
Total Liabilities and Shareholders' Equity	$16,767,598	$16,385,989	$16,185,978	$16,184,919	$16,036,417	$16,382,730	$16,072,360

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	December 31, 2022			September 30, 2022			December 31, 2021			December 31, 2022		December 31, 2021
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,705,304	$34,353	3.68%	$4,003,472	$31,345	3.11%	$4,343,513	$25,120	2.29%	$4,032,046	3.00%	$4,113,240	2.37%
Interest-bearing deposits with other banks	372,054	3,262	3.48%	317,146	1,597	2.00%	166,904	71	0.17%	314,552	1.74%	73,170	0.20%
Gross loans (1)	10,059,119	152,299	6.01%	9,597,197	122,170	5.05%	9,283,227	92,682	3.96%	9,574,965	4.79%	9,640,235	4.00%
Total earning assets	14,136,477	189,914	5.33%	13,917,815	155,112	4.42%	13,793,644	117,873	3.39%	13,921,563	4.20%	13,826,645	3.49%

Nonearning assets
Allowance for credit losses	(127,541)			(119,000)			(144,756)			(125,001)		(162,477)
Cash and due from banks	218,216			228,068			253,091			233,925		242,201
Accrued interest and other assets	2,540,446			2,359,106			2,134,438			2,352,243		2,165,991
Total assets	$16,767,598			$16,385,989			$16,036,417			$16,382,730		$16,072,360

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,103,091	$5,195	0.66%	$3,105,547	$2,404	0.31%	$3,069,416	$461	0.06%	$3,158,560	0.28%	$2,988,359	0.06%
Savings	3,943,342	4,819	0.48%	4,036,565	2,199	0.22%	4,195,504	901	0.09%	4,049,883	0.22%	4,065,654	0.10%
Time	1,360,681	6,154	1.79%	1,052,669	1,783	0.67%	1,428,872	1,727	0.48%	1,175,086	0.88%	1,601,295	0.52%
Total interest-bearing deposits	8,407,114	16,168	0.76%	8,194,781	6,386	0.31%	8,693,792	3,089	0.14%	8,383,529	0.34%	8,655,308	0.17%
Borrowed funds
Short-term borrowings	1,144,926	11,091	3.84%	1,056,660	6,158	2.31%	82,481	10	0.05%	817,495	2.34%	204,503	0.10%
Long-term debt	344,162	4,759	5.49%	350,058	4,676	5.30%	314,262	3,968	5.01%	359,518	5.17%	442,720	3.72%
Total borrowed funds	1,489,088	15,850	4.22%	1,406,718	10,834	3.06%	396,743	3,978	3.98%	1,177,013	3.20%	647,223	2.57%
Total interest-bearing liabilities	9,896,202	32,018	1.28%	9,601,499	17,220	0.71%	9,090,535	7,067	0.31%	9,560,542	0.69%	9,302,531	0.33%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	4,225,192			4,176,242			4,191,457			4,196,735		4,005,034
Other liabilities	636,640			519,069			512,605			520,114		504,988
Shareholders' equity	2,009,564			2,089,179			2,241,820			2,105,339		2,259,807
Total liabilities & shareholders' equity	$16,767,598			$16,385,989			$16,036,417			$16,382,730		$16,072,360

Net interest income	$157,896			$137,892			$110,806			$519,143		$452,118
Net interest spread			4.05%			3.71%			3.08%		3.51%		3.16%
Net interest margin			4.43%			3.93%			3.19%		3.73%		3.27%

Tax equivalent adjustment			0.04%			0.05%			0.04%		0.04%		0.04%
Net interest margin (fully tax equivalent)			4.47%			3.98%			3.23%		3.77%		3.31%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$5,772	$(2,764)	$3,008	$15,150	$(5,917)	$9,233	$25,677	$(2,432)	$23,245
Interest-bearing deposits with other banks	1,184	481	1,665	1,392	1,799	3,191	1,129	4,208	5,337
Gross loans (2)	23,135	6,994	30,129	47,870	11,747	59,617	76,334	(3,127)	73,207
Total earning assets	30,091	4,711	34,802	64,412	7,629	72,041	103,140	(1,351)	101,789

Interest-bearing liabilities
Total interest-bearing deposits	$9,374	$408	$9,782	$13,630	$(551)	$13,079	$14,617	$(912)	$13,705
Borrowed funds
Short-term borrowings	4,078	855	4,933	789	10,292	11,081	4,588	14,346	18,934
Long-term debt	165	(82)	83	378	413	791	6,427	(4,302)	2,125
Total borrowed funds	4,243	773	5,016	1,167	10,705	11,872	11,015	10,044	21,059
Total interest-bearing liabilities	13,617	1,181	14,798	14,797	10,154	24,951	25,632	9,132	34,764
Net interest income (1)	$16,474	$3,530	$20,004	$49,615	$(2,525)	$47,090	$77,508	$(10,483)	$67,025

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2022	2022	2022	2022	2021	2022	2021
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$124,096	$117,885	$124,130	$131,992	$148,903	$131,992	$175,679
Purchase accounting ACL for PCD	0	0	0	0	17	0	17
Provision for credit losses	8,689	7,898	(4,267)	(5,589)	(9,525)	6,731	(19,024)
Gross charge-offs
Commercial and industrial	334	1,947	773	2,845	1,364	5,899	15,620
Lease financing	0	13	8	131	0	152	0
Construction real estate	0	0	0	0	1,496	0	1,498
Commercial real estate	245	3	3,419	0	9,150	3,667	13,471
Residential real estate	79	119	4	22	6	224	127
Home equity	72	45	22	21	22	160	1,073
Installment	717	294	361	177	184	1,549	334
Credit card	212	237	212	246	149	907	780
Total gross charge-offs	1,659	2,658	4,799	3,442	12,371	12,558	32,903
Recoveries
Commercial and industrial	293	90	177	379	201	939	1,612
Lease financing	0	13	3	33	0	49	0
Construction real estate	0	0	0	0	0	0	3
Commercial real estate	1,327	561	2,194	222	4,292	4,304	4,785
Residential real estate	15	35	34	90	74	174	228
Home equity	88	185	360	265	303	898	1,223
Installment	68	29	47	21	27	165	151
Credit card	60	58	6	159	71	283	221
Total recoveries	1,851	971	2,821	1,169	4,968	6,812	8,223
Total net charge-offs	(192)	1,687	1,978	2,273	7,403	5,746	24,680
Ending allowance for credit losses	$132,977	$124,096	$117,885	$124,130	$131,992	$132,977	$131,992

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.01%	0.24%	0.08%	0.37%	0.18%	0.17%	0.50%
Lease financing	0.00%	0.00%	0.01%	0.34%	0.00%	0.07%	0.00%
Construction real estate	0.00%	0.00%	0.00%	0.00%	1.29%	0.00%	0.26%
Commercial real estate	(0.11)%	(0.06)%	0.12%	(0.02)%	0.44%	(0.02)%	0.20%
Residential real estate	0.02%	0.03%	(0.01)%	(0.03)%	(0.03)%	0.01%	(0.01)%
Home equity	(0.01)%	(0.08)%	(0.19)%	(0.14)%	(0.16)%	(0.10)%	(0.02)%
Installment	1.24%	0.64%	0.90%	0.50%	0.59%	0.87%	0.20%
Credit card	1.07%	1.29%	1.50%	0.67%	0.58%	1.14%	1.13%
Total net charge-offs	(0.01)%	0.07%	0.08%	0.10%	0.32%	0.06%	0.26%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$8,242	$8,719	$11,675	$14,390	$17,362	$8,242	$17,362
Lease financing	178	199	217	249	203	178	203
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	5,786	13,435	14,650	19,843	19,512	5,786	19,512
Residential real estate	10,691	10,250	8,879	7,432	8,305	10,691	8,305
Home equity	3,123	3,445	3,331	3,377	2,922	3,123	2,922
Installment	603	279	170	163	88	603	88
Nonaccrual loans	28,623	36,327	38,922	45,454	48,392	28,623	48,392
Accruing troubled debt restructurings (TDRs)	10,960	11,022	11,225	8,055	11,616	10,960	11,616
Total nonperforming loans	39,583	47,349	50,147	53,509	60,008	39,583	60,008
Other real estate owned (OREO)	191	22	22	72	98	191	98
Total nonperforming assets	39,774	47,371	50,169	53,581	60,106	39,774	60,106
Accruing loans past due 90 days or more	857	139	142	180	137	857	137
Total underperforming assets	$40,631	$47,510	$50,311	$53,761	$60,243	$40,631	$60,243
Total classified assets	$128,137	$114,956	$119,769	$106,839	$104,815	$128,137	$104,815

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	464.58%	341.61%	302.87%	273.09%	272.76%	464.58%	272.76%
Nonperforming loans	335.94%	262.09%	235.08%	231.98%	219.96%	335.94%	219.96%
Total ending loans	1.29%	1.27%	1.25%	1.34%	1.42%	1.29%	1.42%
Nonperforming loans to total loans	0.38%	0.48%	0.53%	0.58%	0.65%	0.38%	0.65%
Nonaccrual loans to total loans	0.28%	0.37%	0.41%	0.49%	0.52%	0.28%	0.52%
Nonperforming assets to
Ending loans, plus OREO	0.39%	0.48%	0.53%	0.58%	0.65%	0.39%	0.65%
Total assets	0.23%	0.28%	0.31%	0.33%	0.37%	0.23%	0.37%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.28%	0.37%	0.41%	0.49%	0.52%	0.28%	0.52%
Total assets	0.17%	0.22%	0.24%	0.28%	0.30%	0.17%	0.30%
Classified assets to total assets	0.75%	0.69%	0.74%	0.67%	0.64%	0.75%	0.64%

(1) Nonaccrual loans include nonaccrual TDRs of $10.0 million, $12.8 million, $9.5 million, $16.2 million, and $16.0 million, as of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	2022	2021
PER COMMON SHARE
Market Price
High	$26.68	$23.75	$23.03	$26.73	$25.79	$26.73	$26.40
Low	$21.56	$19.02	$19.09	$22.92	$22.89	$19.02	$17.62
Close	$24.23	$21.08	$19.40	$23.05	$24.38	$24.23	$24.38

Average shares outstanding - basic	93,590,674	93,582,250	93,555,131	93,383,932	92,903,900	93,528,712	95,034,690
Average shares outstanding - diluted	94,831,788	94,793,766	94,449,817	94,263,925	93,761,909	94,586,851	95,897,385
Ending shares outstanding	94,891,099	94,833,964	94,448,792	94,451,496	94,149,240	94,891,099	94,149,240

Total shareholders' equity	$2,041,373	$1,994,132	$2,068,670	$2,137,445	$2,258,942	$2,041,373	$2,258,942

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,399,420	$1,348,413	$1,307,259	$1,272,115	$1,262,789	$1,399,420	$1,262,789
Common equity tier 1 capital ratio	10.83%	10.82%	10.91%	10.87%	10.85%	10.83%	10.85%
Tier 1 capital	$1,443,698	$1,392,565	$1,351,287	$1,316,020	$1,306,571	$1,443,698	$1,306,571
Tier 1 ratio	11.17%	11.17%	11.28%	11.24%	11.22%	11.17%	11.22%
Total capital	$1,762,971	$1,711,741	$1,670,367	$1,635,003	$1,642,549	$1,762,971	$1,642,549
Total capital ratio	13.64%	13.73%	13.94%	13.97%	14.11%	13.64%	14.11%
Total capital in excess of minimum requirement	$406,032	$402,662	$412,167	$405,931	$420,118	$406,032	$420,118
Total risk-weighted assets	$12,923,233	$12,467,422	$11,982,860	$11,705,447	$11,642,201	$12,923,233	$11,642,201
Leverage ratio	8.89%	8.88%	8.76%	8.64%	8.70%	8.89%	8.70%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	12.01%	12.00%	12.74%	13.35%	13.83%	12.01%	13.83%
Ending tangible shareholders' equity to ending tangible assets (1)	5.95%	5.79%	6.40%	6.95%	7.58%	5.95%	7.58%
Average shareholders' equity to average assets	11.98%	12.75%	12.97%	13.75%	13.98%	12.85%	14.06%
Average tangible shareholders' equity to average tangible assets (1)	5.84%	6.49%	6.62%	7.44%	8.20%	6.59%	8.29%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	4,633,355
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	$23.33
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	$108,077

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable